ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment”), dated as of October 6, 2008, is entered into by and between Pringle Wind II, LLC, a Texas limited liability company (“Assignor”), and LittlePringle1, LLC, a Delaware limited liability company ("Assignee”), and consented to and acknowledged by Hutchinson County, Texas, acting through its duly elected Commissioners Court (“Hutchinson County”).

WHEREAS, Assignor and Hutchinson County entered into that certain Tax Abatement Agreement, dated August 25, 2008 (the “Contract”), pursuant to which Hutchinson County agreed to exempt from taxation certain percentages of real property upon which a wind farm is intended to be developed;

WHEREAS, Higher Power Energy, LLC (“Higher Power Energy”) holds 100% of the limited liability company interest in the Assignor;

WHEREAS, Higher Power Energy and Perpetual Energy Ltd. (“Perpetual”) hold in aggregate 100% of the limited liability company interest in Higher Perpetual Energy, LLC (“Higher Perpetual”);

WHEREAS, Higher Perpetual and DeWind Energy Development Company, LLC (“DeWind”) have established DeWind SWI Wind Farms, LLC (“Company”) with the intent of developing certain wind farm projects, have entered into a limited liability company agreement with the Company in furtherance of such pursuit, and will initially hold in aggregate 100% of the limited liability company interest in the Company;

WHEREAS, the Company holds 100% of the limited liability company interest in the Assignee;

WHEREAS, Higher Perpetual, DeWind, Higher Power Energy, the Company, Assignee and others have entered into a Conveyance and Contribution Agreement which sets out, among other things, the contributions that each of Higher Perpetual and DeWind will make or will cause to be made to the Company in exchange for the respective limited liability company interest that Higher Perpetual and DeWind will initially receive in the Company;

WHEREAS, as part of Higher Perpetual’s contribution to the Company, Higher Power Energy is obligated to cause Assignor to assign the Contract to the Assignee; and

WHEREAS, Assignor has agreed to assign the Contract to Assignee and Assignee has agreed to accept such assignment and assume all of the obligations of the Assignor under the Contract as provided hereunder, and Hutchinson County has agreed to consent to and acknowledge such assignment of the Contract,

NOW, THEREFORE, in consideration of the sum of TEN AND No/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree as follows:

1.           Assignment.  Assignor hereby transfers and assigns unto Assignee and Assignee hereby accepts, all of Assignor’s right, title, and interest in, to and under the Contract.  Assignor hereby warrants further that (i) no prior assignment of the Contract, or benefits thereunder has been executed by Assignor; (ii) no act has been performed by Assignor which might interfere with or prevent Assignee from enjoying and exercising any of its rights and privileges evidenced hereby; and (iii) the Contract has not been modified.

2.           Assumption.  Assignee hereby accepts the foregoing assignment of the Contract and hereby covenants and agrees with Assignor that Assignee will assume, keep, pay, and perform all covenants, obligations, promises, and conditions to be kept and performed by Assignor thereunder.

3.           Agreement.  Hutchinson County hereby consents to and acknowledges the foregoing assignment and assumption of the Contract.

4.           Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

5.           Choice of Law.  This Assignment shall be governed by the laws of the State of Texas.

6.           Severability.  The invalidity of any provision of this Assignment, as determined by a court of competent jurisdiction, shall in no way affect any other provision hereof.

[ Signature page follows. ]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

ASSIGNOR
PRINGLE WIND II, LLC

By:
Name:
Title:

ASSIGNEE
LITTLEPRINGLE1, LLC

By:
Name:
Title:

AGREED TO AND ACKNOWLEDGED BY:
HUTCHINSON COUNTY, TEXAS
COMMISSIONERS COURT HUTCHINSON COUNTY, TEXAS

By:
Name:
Title: